UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 8, 2026

FORIAN INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-40146	85-3467693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 400, Newtown, PA	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 225-6263

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FORA	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Shareholders.

On January 8, 2026, at a special meeting of stockholders (the “Special Meeting”) of Forian, Inc. (the “Company”), the stockholders of the Company approved a proposal to redomicile through a statutory conversion (the “Redomiciliation”) the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Maryland (the “Maryland Corporation”) by means of a plan of conversion (the “Plan of Conversion”) and adopted the resolutions of the board of directors of the Company approving the Redomiciliation, as described in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2025 (the “Proxy Statement”).

Pursuant to the Plan of Conversion the Company filed (i) a certificate of conversion with the Secretary of State of the State of Delaware, (ii) articles of conversion with the Secretary of State of the State of Maryland and (iii) articles of incorporation with the Secretary of State of the State of Maryland (the “Maryland Charter”). The Company has also adopted new bylaws (the “Maryland Bylaws”) in connection with the Redomiciliation.

The Redomiciliation was effective at 12:01 a.m. Eastern Time on January 9, 2026 (the “Effective Time”). At the Effective Time:

•	the Company’s domicile changed from the State of Delaware to the State of Maryland;

•	the internal affairs of the Company ceased to be governed by the laws of the State of Delaware and instead became governed by the laws of the State of Maryland; and

•	the Company ceased to be governed by the Company’s existing certificate of incorporation and bylaws and instead became governed by the Maryland Charter and the Maryland Bylaws.

The Redomiciliation does not result in any change in the business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Redomiciliation). The Redomiciliation does not adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of the Company after the Redomiciliation.  In connection with the Redomiciliation, the Company entered into new indemnification agreements with its officers and directors providing for indemnification of such individuals under Maryland law, in substantially the form filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

At the Effective Time, each issued and outstanding share of our Common Stock automatically converted, without any action on the part of any holder thereof, into one share of Common Stock, par value $0.001 per share, of the Maryland Corporation pursuant to the Redomiciliation. At the Effective Time, each outstanding warrant, option or right to acquire shares of Common Stock will continue to be a warrant, option or right to acquire an equal number of shares of the Maryland Corporation’s Common Stock under the same terms and conditions.

Stockholders are not required to exchange their existing stock certificates for new stock certificates. The Maryland Corporation's Common Stock will continue to be traded on the Nasdaq Stock Market under the symbol “FORA”. As described in the Proxy Statement, certain rights of the Company’s stockholders will be changed as a result of the Redomiciliation.

A more detailed description of the Plan of Conversion, the Maryland Charter, the Maryland Bylaws and the effects of the Redomiciliation is set forth in the Proxy Statement under the “Redomiciliation Proposal,” which description is incorporated herein by reference. The Plan of Conversion, Maryland Charter and Maryland Bylaws are filed as Exhibits 2.1, 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

To the extent required, the information set forth above under Item 3.03 is hereby incorporated by reference into this Item 5.03.

See “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL” in the Proxy Statement, beginning on page 15 thereof, for a summary of the material terms of the Maryland Charter and the Maryland Bylaws, effective at the Effective Time, in connection with the Redomiciliation, which information is incorporated herein by reference. Such summary does not purport to be complete and is qualified in its entirety by the full text of the Maryland Charter and the Maryland Bylaws, copies of which are attached hereto as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 8, 2026, the Company held the Special Meeting. The sole proposal voted upon at the Special Meeting was approved with the required votes. The proposal that was voted upon at the Special Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to such matter is set forth below.

1. Approval of redomiciliation of the Company to the State of Maryland through statutory conversion.

The redomiciliation of the Company to the State of Maryland through statutory conversion was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
22,312,024	1,620,763	1,308	0

As there were sufficient votes at the time of the Special Meeting to approve the above proposal, the Adjournment Proposal, which had been previously voted on by proxy, was not presented to stockholders at the Special Meeting.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The Company hereby files or furnishes, as applicable, the following exhibits:

Exhibit No.	Description

2.1	Plan of Conversion

3.1	Articles of Incorporation

3.2	Bylaws

10.1	Form of Indemnification Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORIAN INC.

Dated: January 12, 2026	By:	/s/ Caroline McGrail
	Name:	Caroline McGrail
	Title:	General Counsel and Secretary